SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549


                            -------------------------


                                   FORM 8-A/A

                                 AMENDMENT NO. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          WAVERIDER COMMUNICATIONS INC.
   -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Nevada                              33-0264030
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(State of incorporation or organization)          (IRS Employer
                                                  Identification No.)


255 Consumers Road, Suite 500, Toronto, Ontario Canada                 M2J 1R4
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  (Address of principal executive offices)                            (Zip Code)

If this form relates to the registration If this form relates to the
of a class of securities pursuant to     registration  of a class of securities
Section 12(b) of the Exchange Act        pursuant to Section 12(g) of the
and is effective pursuant to             Exchange Act and is effective pursuant
General Instruction A.(c),               to General Instruction  A.(d),
please check the following box.          please check the following box. X

Securities Act registration statement file number to which this form relates:
333-70114.

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class         Name of each exchange on which
         to be so registered         each class is to be registered
--------------------------------------------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock Purchase Warrants
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                                (Title of Class)

Item 1.           Description of Securities to be Registered.
                  ------------------------------------------

         We have provided the information required by Item 202 of Regulation S-K under the heading "Description of Capital Stock" in our Registration Statement on Form S-3, registration no. 333-70114, as initially filed with the Securities and Exchange Commission on September 25, 2001 on Form S-3 and as subsequently amended (the "Registration Statement"). The Registration Statement is incorporated herein by reference.

Item 2.           Exhibits.
                  --------

Exhibit
Number:  Description:

4.1      Specimen  Certificate  of Common  Stock  incorporated  by  reference to
         Exhibit  4.1  to   Registration   Statement  on  Form  S-18,  File  No.
         33-25889-LA.

4.2 Form of Subscription Rights Agent Agreement by and between Corporate Stock Transfer, Inc. and WaveRider Communications Inc. dated October 17, 2001 incorporated by reference to Exhibit 4.2 on a registration statement on Form S-3/A filed November 2, 2001.

4.3      Form of Subscription  Rights  Certificate  incorporated by reference to
         Exhibit 4.3 on a registration statement on Form S-3/A filed on November 2, 2001.

4.4 Form of Warrant Agent Agreement by and between Corporate Stock Transfer, Inc. and WaveRider Communications Inc. dated October 17, 2001 incorporated by reference to Exhibit 4.4 on a registration statement on Form S-3/A filed on November 2, 2001.

4.5      Form of Common  Stock  Purchase  Warrant  incorporated  by reference to
         Exhibit 4.5 on a registration statement on Form S-3/A filed on November 2, 2001.

5.1 Legal opinion of Foley, Hoag and Elliot, LLP incorporated by reference to Exhibit 5.1 on a registration statement on Form S-3/A filed on November 2, 2001.

10.1 Solicitation Agent Agreement by and between Gruntal & Co., L.L.C. and WaveRider Communications Inc. dated October 31, 2001 incorporated by reference to Exhibit 10.1 on a registration statement on Form S-3/A filed on November 2, 2001.

10.2 Information Agent Agreement by and between Innisfree M&A, Inc. and WaveRider Communications Inc. dated October 22, 2001 incorporated by reference to Exhibit 10.2 on a registration statement on Form S-3/A filed on November 2, 2001.

10.3     Escrow  Agreement  by  and  between  WaveRider   Communications   Inc.,
         Corporate Stock Transfer, Inc. and Key Bank National Association, dated October 31, 2001, incorporated by reference to Exhibit 10.3 on a registration statement on Form S-3/A filed on November 2, 2001.

23.1     Consent of  PricewaterhouseCoopers  LLP  incorporated  by  reference to
         Exhibit 23.1 on a registration statement on Form S-3/A filed on November 2, 2001.

23.2     Consent  of  Foley,   Hoag  &  Eliot  LLP  (included  in  Exhibit  5.1)
         incorporated by reference to Exhibit 23.2 on a registration statement on Form S-3/A filed on November 2, 2001.

99.1     Form  of  Instructions  for  Use  of  WaveRider   Subscription   Rights
         Certificate incorporated by reference to Exhibit 99.1 on a registration statement filed on Form S-3/A filed on November 2, 2001.

99.2 Form of Letter to Stockholders who are Record Holders incorporated by reference to Exhibit 99.2 on a registration statement filed on Form S-3/A filed on November 2, 2001.

99.3 Form of Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees incorporated by reference to Exhibit 99.3 on Form S-3/A filed on November 2, 2001.

99.4 Form of Letter to Clients of Nominee Holders incorporated by reference to Exhibit 99.4 on Form S-3/A filed on November 2, 2001.

99.5     Form of Nominee  Holder  Certification  incorporated  by  reference  to
         Exhibit 99.5 on Form S-3/A filed on November 2, 2001.

99.6     Form of Beneficial  Owner  Election Form  incorporated  by reference to
         Exhibit 99.6 on Form S-3/A filed on November 2, 2001.

99.7     Form of Notice of  Guaranteed  Delivery  incorporated  by  reference to
         Exhibit 99.7 on Form S-3/A filed on November 2, 2001.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WAVERIDER COMMUNICATIONS INC.



Dated: November 9, 2001         By: /s/ D. Bruce Sinclair
                                     ---------------------
                                     D. Bruce Sinclair, President and CEO

                      EXHIBIT INDEX

Exhibit
Number:  Description:

4.1      Specimen  Certificate  of Common  Stock  incorporated  by  reference to
         Exhibit  4.1  to   Registration   Statement  on  Form  S-18,  File  No.
         33-25889-LA.

4.2 Form of Subscription Rights Agent Agreement by and between Corporate Stock Transfer, Inc. and WaveRider Communications Inc. dated October 17, 2001 incorporated by reference to Exhibit 4.2 on a registration statement on Form S-3/A filed November 2, 2001.

4.3      Form of Subscription  Rights  Certificate  incorporated by reference to
         Exhibit 4.3 on a registration statement on Form S-3/A filed on November 2, 2001.

4.4 Form of Warrant Agent Agreement by and between Corporate Stock Transfer, Inc. and WaveRider Communications Inc. dated October 17, 2001 incorporated by reference to Exhibit 4.4 on a registration statement on Form S-3/A filed on November 2, 2001.

4.5      Form of Common  Stock  Purchase  Warrant  incorporated  by reference to
         Exhibit 4.5 on a registration statement on Form S-3/A filed on November 2, 2001.

5.1      Legal Opinion of Foley,  Hoag & Eliot LLP  incorporated by reference to
         Exhibit 5.1 on a registration statement on Form S-3/A filed on November 2, 2001.

10.1 Solicitation Agent Agreement by and between Gruntal & Co., L.L.C. and WaveRider Communications Inc. dated October 31, 2001 incorporated by reference to Exhibit 10.1 on a registration statement on Form S-3/A filed on November 2, 2001.

10.2 Information Agent Agreement by and between Innisfree M&A, Inc. and WaveRider Communications Inc. dated October 22, 2001 incorporated by reference to Exhibit 10.2 on a registration statement on Form S-3/A filed on November 2, 2001.

10.3 Escrow Agreement by and between WaveRider Communications Inc., Corporate Stock Transfer, Inc. and Key Bank National Association, dated October 31, 2001 incorporated by reference to Exhibit 10.3 on a registration statement on Form S-3/A filed on November 2, 2001.

23.1     Consent of  PricewaterhouseCoopers  LLP  incorporated  by  reference to
         Exhibit 23.1 on a registration statement on Form S-3/A filed on November 2, 2001.

23.2     Consent  of  Foley,   Hoag  &  Eliot  LLP  (included  in  Exhibit  5.1)
         incorporated by reference to Exhibit 23.2 on a registration statement on Form S-3/A filed on November 2, 2001.

99.1     Form  of  Instructions  for  Use  of  WaveRider   Subscription   Rights
         Certificate incorporated by reference to Exhibit 99.1 on a registration statement filed on Form S-3/A filed on November 2, 2001.

99.2 Form of Letter to Stockholders who are Record Holders incorporated by reference to Exhibit 99.2 on a registration statement filed on Form S-3/A filed on November 2, 2001.

99.3 Form of Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees incorporated by reference to Exhibit 99.3 on Form S-3/A filed on November 2, 2001.

99.4 Form of Letter to Clients of Nominee Holders incorporated by reference to Exhibit 99.4 on Form S-3/A filed on November 2, 2001.

99.5     Form of Nominee  Holder  Certification  incorporated  by  reference  to
         Exhibit 99.5 on Form S-3/A filed on November 2, 2001.

99.6     Form of Beneficial  Owner  Election Form  incorporated  by reference to
         Exhibit 99.6 on Form S-3/A filed on November 2, 2001.

99.7     Form of Notice of  Guaranteed  Delivery  incorporated  by  reference to
         Exhibit 99.7 on Form S-3/A filed on November 2, 2001.